UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011

ACCO BRANDS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069	60069	(847) 541-9500
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 17, 2011, ACCO Brands Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MeadWestvaco Corporation, a Delaware corporation (“MWV”), Monaco SpinCo Inc., a Delaware corporation and newly organized, wholly-owned subsidiary of MWV (“Spinco”) and Augusta Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which the Company will acquire the Consumer and Office Products business (the “C&OP Business”) of MWV through a Reverse Morris Trust transaction.  Prior to the acquisition of the C&OP Business by the Company, pursuant to a Separation Agreement (the “Separation Agreement”), dated as of November 17, 2011, between MWV and Spinco, MWV will transfer the C&OP Business to Spinco and thereafter, MWV will spin off Spinco to its stockholders by distributing to MWV stockholders all of the issued and outstanding shares of Spinco held by MWV (the “Distribution”).  Immediately after the Distribution, Merger Sub will merge with and into Spinco (the “Merger”).  Following completion of the Merger, Spinco (which at that time will hold the C&OP Business) will be a wholly owned subsidiary of the Company.  As of the date of the Merger Agreement, the transaction was valued at approximately $860 million.

In connection with the transaction, additional agreements have been or will be entered into, including:

•
an Employee Benefits Agreement among the Company, MWV and Spinco, which will govern the parties’ obligations with respect to employment related matters and liabilities of employees of the C&OP Business after the Distribution and Merger;

•
a Tax Matters Agreement among the Company, MWV and Spinco, which will govern the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters, in each case related to tax matters of MWV and the C&OP Business after the Distribution and Merger; and

•
a Transition Services Agreement between MWV and Spinco, pursuant to which MWV will, on a transitional basis, provide to Spinco certain support services and other assistance after the Distribution and Merger.

Separation Agreement

The Separation Agreement identifies assets to be transferred, liabilities to be assumed and contracts to be assigned to each of MWV and Spinco as part of the separation of the C&OP Business from the other businesses of MWV (the “Separation”).  The Separation Agreement provides for when and how such transfers, assumptions and assignments will occur.  The Separation Agreement sets forth other agreements between MWV and Spinco related to the Separation, including provisions concerning the termination and settlement of intercompany accounts, governmental approvals and third party consents and working capital adjustments.  The Separation Agreement also sets forth agreements that govern certain aspects of the relationship between MWV and Spinco after the Distribution, including provisions with respect to release of claims, indemnification, insurance, access to financial and other information, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

The Separation Agreement governs the rights and obligations of MWV and Spinco regarding the planned Distribution.  Prior to the Distribution, MWV will receive from Spinco distributions of cash and debt instruments of Spinco with an aggregate value of $460 million (collectively, the “Special Dividend”).  The parties have obtained debt financing commitments that provide for the necessary funds to pay the Special Dividend contemplated by the Separation Agreement.

The Separation Agreement provides that the Separation and the Distribution are subject to the satisfaction (or waiver by the Company and MWV) of certain conditions, including (i) that each of the parties to the Merger Agreement has irrevocably confirmed that each condition set forth in the Merger Agreement (other than the condition concerning the consummation of the Separation and Distribution) (1) has been fulfilled, (2) will be fulfilled at the effective time of the Merger or (3) is or has been waived by such party, as the case may be; (ii) the receipt of certain rulings from the Internal Revenue Service; and (iii) certain tax opinions.  In addition, the Separation Agreement provides that MWV will not be obligated to effect the Distribution unless it has received the Special Dividend.

The Separation Agreement provides that the Company is a third party beneficiary of the rights of Spinco under the Separation Agreement and that, unless the Merger Agreement has been terminated in accordance with its terms, the conditions concerning the consummation of the Separation and Distribution contained in the Separation Agreement may not be waived by MWV without the written consent of the Company.

Merger Agreement

The Merger Agreement provides that, immediately following the consummation of the Distribution, Merger Sub will merge with and into Spinco, with Spinco surviving the Merger as a wholly-owned subsidiary of the Company.  At the effective time of the Merger, each issued and outstanding share of Spinco common stock will automatically be converted into the right to receive the number of shares of common stock of the Company (“Company Common Stock”) equal to the Exchange Ratio (as defined in the Merger Agreement) such that, upon consummation of the Merger, MWV shareholders will own 50.5% of the outstanding shares of Company Common Stock following the Merger and the then-existing stockholders of the Company will own 49.5%.

The Merger Agreement provides that, in connection with the Merger, the Company will increase the size of its Board of Directors by two members, and that two persons selected by MWV and approved by the Corporate Governance and Nominating Committee of the Board of Directors of the Company will be appointed by the Company’s Board of Directors to fill those vacancies.

The parties have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that the Company will conduct its business, and MWV and Spinco will conduct the C&OP Business, in the ordinary course, between the execution of the Merger Agreement and the consummation of the Merger or the termination of the Merger Agreement, whichever is earlier, and not to engage in certain kinds of transactions during such period.  The Company also makes customary covenants (i) to cause a stockholder meeting to be held for the purpose of voting upon the issuance of shares of Company Common Stock pursuant to the Merger, (ii) not to solicit alternative transactions and (iii) subject to certain exceptions, to recommend that the Company stockholders vote in favor of the issuance of shares of Company Common Stock pursuant to the Merger and not to engage in any negotiations or discussions relating to any alternative transactions.  MWV also covenants in the Merger Agreement (1) subject to certain exceptions, not to engage in the C&OP Business anywhere throughout the world for a period of three years after the Merger, and (2) subject to certain exceptions, not to solicit to hire or hire, or enter into a consulting agreement with, any employee of the Company or Spinco who has a title of vice president or higher for a period of one year after the Merger.

Consummation of the Merger is subject to certain conditions, including, among others, (i) the consummation of the Distribution in accordance with the Separation Agreement, (ii) the expiration or termination of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of certain approvals or notices under the Competition Act (Canada) and, to the extent required, the Investment Canada Act (Canada), (iv) the approval by Company stockholders of the issuance of shares of Company Common Stock pursuant to the Merger, (v) the absence of court orders or orders of other governmental authorities prohibiting the consummation of the Merger, (vi) the effectiveness of certain filings with the Securities and Exchange Commission (the “SEC”), (vii) the receipt by MWV and Spinco of certain rulings from the Internal Revenue Service and receipt by the Company, MWV and Spinco of certain tax opinions, (viii) the consummation of financing arrangements providing for the exchange by MWV of debt securities of Spinco in the amount of approximately $270 million in satisfaction of debt obligations of MWV (the “Exchange”) and (ix) subject to certain exceptions, the accuracy of the representations and warranties in the Merger Agreement.

The Merger Agreement contains certain termination rights for both the Company and MWV and further provides that, upon termination of the Merger Agreement under specified circumstances, certain termination fees may be payable.  The circumstances under which termination fees may be payable include:

•
(1) in the event an alternative transaction proposal with respect to the Company is publicly made and not withdrawn prior to specified events, (2) the Merger Agreement is terminated under any of the following circumstances: (a) after a failure to obtain the approval by Company stockholders of the issuance of shares of Company Common Stock pursuant to the Merger, (b) the Merger has not been consummated on or before August 31, 2012 or (c) due to a breach or failure to perform by the Company in any material respect any of its representations, warranties, covenants or other agreements contained in the Merger Agreement and, (3) an alternative transaction with respect to the Company is entered into within twelve months of termination of the Merger Agreement, the Company must pay MWV a termination fee of $15 million;

•
in the event the Merger Agreement is terminated following a change in recommendation by the Company Board of Directors that the stockholders of the Company vote in favor of the issuance of the Company Common Stock in the Merger, the Company must pay MWV a termination fee of $15 million;

•
in the event that the Merger Agreement is terminated after a failure to obtain the approval by Company stockholders of the issuance of shares of Company Common Stock pursuant to the Merger, the Company must reimburse MWV and Spinco for their expenses not to exceed $5 million;

•
in the event that the Merger Agreement is terminated because the Merger has not been consummated on or before August 31, 2012 and at the time of such termination MWV and Spinco have not obtained certain rulings from the Internal Revenue Service and other specified conditions are met, MWV must pay the Company a termination fee of $7.5 million; and

•
in the event that the Merger Agreement is terminated because the Merger has not been consummated on or before August 31, 2012 and at the time of such termination the Exchange has not been consummated and other specified conditions are met, MWV must pay the Company a termination fee of $20 million.

The foregoing descriptions of the Separation Agreement and the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to such agreements which are filed as Exhibit 2.1 and Exhibit 10.1 hereto and are incorporated herein by reference.

The Separation Agreement, the Merger Agreement and the above description of the Separation Agreement and the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Separation Agreement and the Merger Agreement.  They are not intended to provide any other factual information about the Company, MWV, Merger Sub, Spinco, their respective subsidiaries and affiliates, or the C&OP Business.  The Merger Agreement contains representations and warranties of MWV solely for the benefit of the Company and representations and warranties of the Company and Merger Sub solely for the benefit of MWV and Spinco.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure letters that the parties have exchanged in connection with signing the Merger Agreement as of a specific date. The disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement.  Moreover, the representations and warranties in the Merger Agreement were made solely for the benefit of the other parties to the Merger Agreement and were used for the purpose of allocating risk among the parties.  Therefore, investors and security holders should not treat them as categorical statements of fact.  Moreover, these representations and warranties may apply standards of materiality in a way that is different from what may be material to investors and were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement and are subject to more recent developments.  Accordingly, investors and security holders should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company and MWV and their subsidiaries that the respective companies include in reports and statements they file with the SEC.

Item 8.01   Other Events.

On November 17, 2011, the Company announced that it entered into the Merger Agreement by press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc.

10.1	Separation Agreement, dated as of November 17, 2011, by and between MeadWestvaco Corporation and Monaco SpinCo Inc.

99.1	Press Release of ACCO Brands Corporation, dated November 17, 2011.

Forward-Looking Statements

This filing contains certain statements which may constitute “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to certain risks and uncertainties, are made as of the date hereof and the company assumes no obligation to update them.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.  Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding to buy, sell or hold the company’s securities.  Among the factors that could cause our plans, actions and results to differ materially from current expectations are: fluctuations in the cost and availability of raw materials; competition within the markets in which the company operates; the effects of both general and extraordinary economic, political and social conditions, including continued volatility and disruption in the capital and credit markets; the effect of consolidation in the office products industry; the liquidity and solvency of our major customers; our continued ability to access the capital and credit markets; the dependence of the company on certain suppliers of manufactured products; the risk that targeted cost savings and synergies from previous business combinations may not be fully realized or take longer to realize than expected; future goodwill and/or impairment charges; foreign exchange rate fluctuations; the development, introduction and acceptance of new products; the degree to which higher raw material costs, and freight and distribution costs, can be passed on to customers through selling price increases and the effect on sales volumes as a result thereof; increases in health care, pension and other employee welfare costs; as well as other risks and uncertainties detailed in the company’s Annual Report on Form 10-K for the year ended December 31, 2010, under Item 1A, “Risk Factors,” and in the company’s other SEC filings.

Forward-looking statements relating to the proposed merger involving the Company, the C&OP Business and MWV include, but are not limited to: statements about the benefits of the proposed merger, including future financial and operating results, the Company’s plans, objectives, expectations and intentions; the expected timing of completion of the merger; and other statements relating to the merger that are not historical facts.  With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to: risks and uncertainties relating to the ability to obtain the requisite Company shareholder approval; the risk that the Company or MWV may be unable to obtain governmental and regulatory approvals required for the merger, the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the merger; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected and the impact of additional indebtedness.  These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed by the Company with the SEC in connection with the merger.

Additional Information

In connection with the proposed merger, the Company will file a registration statement on Form S-4 with the SEC.  This registration statement will include a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger.  The proxy statement/prospectus and other documents relating to the proposed merger (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC.  Information about the directors and executive officers of the Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 24, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

[Signature Page Follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION

Date: November 22, 2011

	By:	/s/ Steven Rubin
	Name:	Steven Rubin
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 17, 2011, by and among MeadWestvaco Corporation, Monaco SpinCo Inc., ACCO Brands Corporation and Augusta Acquisition Sub, Inc.

Exhibit 10.1	Separation Agreement, dated as of November 17, 2011, by and between MeadWestvaco Corporation and Monaco SpinCo Inc.

Exhibit 99.1	Press Release of ACCO Brands Corporation, dated November 17, 2011.